UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): April 7, 2010

POSTROCK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

DELAWARE (State or other jurisdiction of Incorporation or organization)	27-0981065 (I.R.S. Employer Identification No.)

210 Park Avenue, Suite 2750 Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 600-7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On April 7, 2010, PostRock Energy Corporation issued a press release announcing that David C. Lawler, President & CEO, will be presenting at the IPAA Oil & Gas Investment Symposium in New York, New York on Tuesday, April 13, 2010 at 4:10 p.m. EDT. A copy of the press release is furnished as Exhibit 99.1 to this report.
     None of the information furnished in Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by PostRock Energy Corporation under the Securities Act of 1933, as amended, unless specifically indentified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The exhibit to this report filed pursuant to Item 7.01 is as follows:

Exhibit No.	Description

99.1	Press Release dated April 7, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION
By:	/s/ Stephen L. DeGiusti
Stephen L. DeGiusti
General Counsel and Secretary

Date: April 7, 2010

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release dated April 7, 2010